                                                                    Exhibit 23.2



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated January 22, 2001, relating to the consolidated financial statements and financial statement schedules, which appear in Akamai Technologies, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000.




/s/ PricewaterhouseCoopers LLP


Boston, Massachusetts
May 30, 2001